Exhibit 99.2

The	Supplementary	March 31, 2015
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on

Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

MARCH 31, 2015

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11-12

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	March 31		December 31
	2015		2014
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,220	3%	$1,318	3%
Fixed Maturities
Tax Exempt	20,415	47	19,772	45
Taxable	18,042	42	19,008	44
Equity Securities	1,964	5	1,964	5
Other Invested Assets	1,408	3	1,423	3

Total Invested Assets	$43,049	100%	$43,485	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,974		$1,822
Equity Securities	890		875

	2,864		2,697
Deferred Income Tax Liability	1,002		944

	$1,862		$1,753

Capitalization
Long Term Debt	$3,300		$3,300
Shareholders’ Equity	16,162		16,296

Total Capitalization	$19,462		$19,596

Debt as a Percentage of Total Capitalization	17.0%		16.8%

Actual Common Shares Outstanding	229.8		232.4

Book Value Per Common Share	$70.33		$70.12

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$64.75		$65.03

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Three Months	From
	Ended	December 2005
	March 31, 2015	to March 31, 2015
Cost of Shares Repurchased	$326	$13,794

Average Cost Per Share	$100.77	$59.41

Shares Repurchased	3,234,526	232,200,915

During the period from December 2005 through January 2014, the Board of Directors periodically authorized share repurchase programs. Pursuant to these authorizations, approximately 229 million shares of the Corporation’s common stock were repurchased. No shares or funds remain available under these authorizations.

In January 2015, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock. The January 2015 authorization has no expiration date and, as of March 31, 2015, approximately $1,026 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2015	2014	2015	2014
	(in millions)
Short Term Investments	$471	$585	$471	$585

Taxable Fixed Maturities	1,275	1,231	1,294	1,244

TOTAL	$1,746	$1,816	$1,765	$1,829

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2015	2014	2015	2014
	(in millions)
Short Term Investments	$749	$733	$749	$733

Fixed Maturities

Tax Exempt	19,260	18,614	20,415	19,772

Taxable	15,948	17,113	16,748	17,764

Equity Securities	1,074	1,089	1,964	1,964

Other Invested Assets	1,408	1,423	1,408	1,423

TOTAL	$38,439	$38,972	$41,284	$41,656

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Three Months Ended March 31
	2015	2014
	(in millions)

CORPORATE INVESTMENT INCOME	$4	$4

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$164	$166

Taxable Interest	92	104

Other	15	14

Investment Expenses	(7)	(7)

TOTAL	$264	$277

Effective Tax Rate	17.8%	18.8%

After-Tax Annualized Yield	2.65%	2.80%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31	Dec. 31	Mar. 31
	2015	2014	2014
	(in millions)

Estimated Statutory Policyholders’ Surplus	$14,975	$15,127	$14,950

Rolling Year Statutory Net Premiums Written	$12,631	$12,593	$12,222

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.84:1	0.83:1	0.82:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

THREE MONTHS ENDED MARCH 31, 2015

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	Mar. 31 2015	Dec. 31 2014	Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$380	$397	$(17)	$(5)	$(12)

Homeowners	951	748	203	168	35

Other	993	1,000	(7)	11	(18)

Total Personal	2,324	2,145	179	174	5

Commercial Insurance

Multiple Peril	1,760	1,750	10	17	(7)

Casualty	6,419	6,514	(95)	(22)	(73)

Workers’ Compensation	2,960	2,918	42	19	23

Property and Marine	883	883	—	12	(12)

Total Commercial	12,022	12,065	(43)	26	(69)

Specialty Insurance

Professional Liability	6,244	6,480	(236)	(168)	(68)

Surety	78	75	3	4	(1)

Total Specialty	6,322	6,555	(233)	(164)	(69)

Total Insurance	20,668	20,765	(97)	36	(133)

Reinsurance Assumed	264	274	(10)	(2)	(8)

Total	$20,932	$21,039	$(107)	$34	$(141)

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$176	$173	$600	$592	$260	$248	$1,036	$1,013
Decrease (Increase) in Unearned Premiums	4	5	84	74	(11)	(16)	77	63

Net Premiums Earned	180	178	684	666	249	232	1,113	1,076

Net Losses Paid	115	121	325	378	122	112	562	611
Increase (Decrease) in Outstanding Losses	(6)	4	217	99	12	8	223	111

Net Losses Incurred	109	125	542	477	134	120	785	722

Expenses Incurred	57	54	201	197	100	101	358	352

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$14	$(1)	$(59)	$(8)	$15	$11	$(30)	$2

Ratios After Dividends to Policyholders:

Loss	60.5%	70.2%	79.2%	71.6%	53.8%	51.7%	70.5%	67.1%
Expense	32.4	31.2	33.5	33.3	38.5	40.7	34.6	34.7

Combined	92.9%	101.4%	112.7%	104.9%	92.3%	92.4%	105.1%	101.8%

Premiums Written as a % of Total	5.7%	5.7%	19.3%	19.3%	8.4%	8.1%	33.4%	33.1%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$269	$261	$423	$446	$343	$310	$414	$408	$1,449	$1,425
Decrease (Increase) in Unearned Premiums	11	16	(17)	(40)	(48)	(42)	(53)	(59)	(107)	(125)

Net Premiums Earned	280	277	406	406	295	268	361	349	1,342	1,300

Net Losses Paid	134	130	263	269	127	136	183	209	707	744
Increase (Decrease) in Outstanding Losses	30	14	6	(15)	52	24	18	(11)	106	12

Net Losses Incurred	164	144	269	254	179	160	201	198	813	756

Expenses Incurred	103	104	116	121	72	67	138	132	429	424

Dividends Incurred	—	—	—	—	9	9	—	—	9	9

Statutory Underwriting Income (Loss)	$13	$29	$21	$31	$35	$32	$22	$19	$91	$111

Ratios After Dividends to Policyholders:

Loss	58.6%	52.0%	66.3%	62.6%	62.5%	61.8%	55.7%	56.7%	61.0%	58.6%
Expense	38.3	39.8	27.4	27.1	21.6	22.2	33.3	32.4	29.8	29.9

Combined	96.9%	91.8%	93.7%	89.7%	84.1%	84.0%	89.0%	89.1%	90.8%	88.5%

Premiums Written as a % of Total	8.7%	8.5%	13.6%	14.6%	11.0%	10.1%	13.3%	13.3%	46.6%	46.5%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$545	$552	$76	$72	$621	$624
Decrease (Increase) in Unearned Premiums	30	28	(1)	1	29	29

Net Premiums Earned	575	580	75	73	650	653

Net Losses Paid	377	382	4	43	381	425
Increase (Decrease) in Outstanding Losses	(62)	(69)	3	11	(59)	(58)

Net Losses Incurred	315	313	7	54	322	367

Expenses Incurred	166	169	34	34	200	203

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$94	$98	$33	$(16)	$127	$82

Ratios After Dividends to Policyholders:

Loss	54.7%	54.0%	9.5%	75.0%	49.6%	56.3%
Expense	30.5	30.6	45.3	47.9	32.3	32.6

Combined	85.2%	84.6%	54.8%	122.9%	81.9%	88.9%

Premiums Written as a % of Total	17.6%	18.0%	2.4%	2.4%	20.0%	20.4%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed				Worldwide Total
	2015	2014	2015		2014		2015	2014
Net Premiums Written	$3,106	$3,062	$—		$—		$3,106	$3,062
Decrease (Increase) in Unearned Premiums	(1)	(33)	—		—		(1)	(33)

Net Premiums Earned	3,105	3,029	—		—		3,105	3,029

Net Losses Paid	1,650	1,780	10		14		1,660	1,794
Increase (Decrease) in Outstanding Losses	270	65	(10)		(14)		260	51

Net Losses Incurred	1,920	1,845	—		—		1,920	1,845

Expenses Incurred	987	979	—		—		987	979

Dividends Incurred	10	10	—		—		10	10

Statutory Underwriting Income (Loss)	$188	$195	$—		$—		188	195

Increase in Deferred Acquisition Costs							17	13

GAAP Underwriting Income							$205	$208

Ratios After Dividends to Policyholders:

Loss	62.0%	61.1%	*	%	*	%	62.0%	61.1%
Expense	31.9	32.1	*		*		31.9	32.1

Combined	93.9%	93.2%	*	%	*	%	93.9%	93.2%

Premiums Written as a % of Total	100.0%	100.0%	0.0%		0.0%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2015	2014	2015	2014	2015	2014

Net Premiums Written	$2,286	$2,199	$820	$863	$3,106	$3,062
Decrease (Increase) in Unearned Premiums	117	92	(118)	(125)	(1)	(33)

Net Premiums Earned	2,403	2,291	702	738	3,105	3,029

Net Losses Paid	1,281	1,344	379	450	1,660	1,794
Increase (Decrease) in Outstanding Losses	272	89	(12)	(38)	260	51

Net Losses Incurred	1,553	1,433	367	412	1,920	1,845

Expenses Incurred	692	661	295	318	987	979

Dividends Incurred	10	10	—	—	10	10

Statutory Underwriting Income (Loss)	$148	$187	$40	$8	188	195

Increase in Deferred Acquisition Costs					17	13

GAAP Underwriting Income					$205	$208

Ratios After Dividends to Policyholders:

Loss	64.9%	62.8%	52.3%	55.8%	62.0%	61.1%
Expense	30.4	30.2	36.0	36.8	31.9	32.1

Combined	95.3%	93.0%	88.3%	92.6%	93.9%	93.2%

Premiums Written as a % of Total	73.6%	71.8%	26.4%	28.2%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income tax.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) and the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Three Months Ended March 31
	2015	2014
	(dollars in millions)
Annualized Net Income	$1,500	$1,796
Average Shareholders’ Equity	$16,229	$16,162

Return on Equity	9.2%	11.1%

Annualized Operating Income	$1,468	$1,496
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,422	$14,819

Operating Return on Equity	10.2%	10.1%